Key Sources of Estimation Uncertainty	6 Months Ended
Sep. 30, 2025
Key Sources of Estimation Uncertainty [Abstract]
KEY SOURCES OF ESTIMATION UNCERTAINTY

NOTE 5 — KEY SOURCES OF ESTIMATION UNCERTAINTY

In the application of the Group’s accounting policies, which are described in Note 3, management is required to make estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

The following are the key assumptions concerning the future, and other key sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing a material adjustment to the carrying amounts of assets within the next financial year.

Depreciation of property, plant and equipment

The costs of property, plant and equipment and intangible assets are depreciated or amortized on a straight-line basis over the assets’ estimated useful lives. Management estimates the useful lives of these property, plant and equipment, and intangible assets to be within 5 years. These are the common life expectancies applied in the same industry. Changes in the expected level of usage and technological developments could impact the economic useful lives and the residual values of these assets, therefore future depreciation or amortization charges could be revised.

Impairment of non-financial assets

Property, plant and equipment and intangible assets are tested for impairment whenever there is any objective evidence or indication that these assets may be impaired.

For the purpose of impairment testing, the recoverable amount (i.e. the higher of the fair value less cost to sell and the value-in-use) is determined on an individual asset basis unless the asset does not generate cash flows that are largely independent of those from other assets. If this is the case, the recoverable amount is determined for the cash-generating-unit (“CGU”) to which the asset belongs.

If the recoverable amount of the asset (or CGU) is estimated to be less than its carrying amount, the carrying amount of the asset (or CGU) is reduced to its recoverable amount.

The difference between the carrying amount and recoverable amount is recognized as an impairment loss in the income statement, unless the asset is carried at revalued amount, in which case, such impairment loss is treated as a revaluation decrease.

An impairment loss for an asset other than goodwill is reversed if, and only if, there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognized. The carrying amount of this asset is increased to its revised recoverable amount, provided that this amount does not exceed the carrying amount that would have been determined (net of any accumulated amortization or depreciation) had no impairment loss been recognized for the asset in prior years.

A reversal of impairment loss for an asset other than goodwill is recognized in the income statement, unless the asset is carried at revalued amount, in which case, such reversal is treated as a revaluation increase.

During the six months ended September 30, 2025 and 2024, the Group recognized impairment losses of $nil.

Allowance for expected credit losses

The calculation of the Group’s expected credit loss allowances and provisions against trade receivables, under IFRS 9 requires the Group to make a number of judgements, assumptions and estimates. The expected outcome may be different from the original estimate, and such difference will impact carrying value of trade receivables and doubtful debt expenses in the period in which such estimate has been charged.

Critical judgements include:

●	Determining an appropriate definition of default against which a probability of default, exposure at default and loss given default parameter can be evaluated

●	Establishing the criteria for a significant increase in credit risk (SICR)

●	The individual assessment of material cases and the use of judgmental adjustments made to impairment modelling processes that adjust inputs, parameters and outputs to reflect risks not captured by models

Key source of estimation uncertainty includes:

●	Base case and multiple economic scenarios (MES) assumptions, including the rate of unemployment and the rate of change of house prices, required for creation of MES scenarios and forward-looking credit parameters

In accordance with the contracts, when the goods or services are delivered, the customers are due to pay the full amount of revenue. However, most customers may postpone paying the outstanding balance in one or two months after acceptance of the goods or services. In general, if a receivable’s ageing is more than 1 year, it is very possible to be uncollectable or with certain disputes. As such, the management will examine all balances longer than 1 year and distinguish which are in special events to be not collectable. The Company determines that any receivables with ageing longer than 2 year or any receivables identified by the management with special events to be uncollectable are deemed to be uncollectable and need to be written off.

As of September 30, 2025 and March 31, 2025, the Company has not identified any receivables that need to be written-off. As such, no allowance on expected credit loss is considered as of September 30, 2025 and March 31, 2025.

Share-based payments

The Company measures the share-based payments value, by reference to the fair value of the equity instruments granted. As no active market for the Company’s equity value, the Company used discounted cash flow analyses for valuing the fair value and made estimates about expected future cash flows and credit spreads. Interest rate spreads, credit spreads, earnings multiples and interest rate volatility are the key sources of estimation, which may takes significant impact on the value of the share-based payments.

Lease liability

The Company uses estimation in determining the incremental borrowing rate used to measure the lease liability, specific to the asset, underlying currency, and geographic location. Where the rate implicit in the lease is not readily determinable, the discount rate of the lease obligations are estimated using a discount rate similar to the Company’s specific borrowing rate. This rate represents the rate that the Company would incur to obtain the funds necessary to purchase the asset of a similar value, with similar payment terms and security in a similar environment. The Company applies judgement in determining whether the contract contains an identified asset, whether they have the right to control the asset, and the lease term.